SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2004

ManTech International Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-49604	22-1852179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12015 Lee Jackson Highway, Fairfax, VA		22033
(Address of principal executive offices)		(Zip Code)

(703) 218-6000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit
99.1	ManTech International Corporation Press Release (including financial tables), dated August 16, 2004, announcing financial results for the three and six months ended June 30, 2004.

Item 9. Regulation FD Disclosure, and

Item 12. Results of Operations and Financial Condition

On August 16, 2004, ManTech International Corporation announced its financial results for the three and six months ended June 30, 2004, as well as its earnings guidance for the third quarter of fiscal 2004 and for the full fiscal year 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K is being furnished under Item 9 and Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ManTech International Corporation

Date: August 16, 2004	/s/ Ronald R. Spoehel
Ronald R. Spoehel Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	ManTech International Corporation Press Release (including financial tables), dated August 16, 2004, announcing financial results for the three and six months ended June 30, 2004.